CONVERTIBLE LOANS FROM SHAREHOLDERS	12 Months Ended
Dec. 31, 2012
CONVERTIBLE LOANS FROM SHAREHOLDERS [Abstract]
CONVERTIBLE LOANS FROM SHAREHOLDERS
NOTE 5 - CONVERTIBLE LOANS FROM SHAREHOLDERS

On June 2012, Messrs. Izhak Tamir, a Founder, CEO, Chief Financial Officer of the Company and a member in its board of directors, and Eric Paneth, a Founder and the Chairman Board of directors of the Company, each provided an unsecured loan to the Company in the amount of $200,000, which would be converted into ordinary shares in an equity offering of at least $7 million if completed before April 2, 2013 as part of the satisfaction of their commitments described in the Arrangement. The loans do not bear interest, unless decided otherwise by the Board and the Audit Committee are subordinated to all of the Company obligations pursuant to the Series A Notes and Series B Notes and may be repaid only after the note holders have been fully repaid.